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                                EXHIBIT 10.22.1

                         ROBERTS REALTY INVESTORS, INC.

                             SOLICITATION AGREEMENT


                                  May 8, 1996



Spalding & Company
Two Ravinia Drive
Suite 380
Atlanta, Georgia 30346

Ladies and Gentlemen:

     The undersigned, Roberts Realty Investors, Inc., a Georgia corporation (the "Company"); Roberts Properties Residential, L.P., a Georgia limited partnership (the "Operating Partnership"); The Crestmark Club, L.P., a Georgia limited partnership (the "Partnership"); and Charles S. Roberts (the "General Partner"), hereby confirm their agreement with you as follows (the Company and the Operating Partnership are hereinafter together referred to as the "REIT"):

     1. INTRODUCTION.

     A. The Operating Partnership, with the approval of the General Partner, is proposing that the Partnership be merged into the Operating Partnership pursuant to that certain Prospectus/Consent Solicitation Statement (the "Prospectus") dated of even date herewith. As described in the Prospectus, the merger will be effectuated if and only if a majority in interest of the Limited Partners of the Partnership approves the merger on the terms described in the Prospectus. The undersigned desire to retain you as the exclusive soliciting agent for the consents of the Limited Partners required for the merger.

     B. If you desire to participate in the solicitation of the consents of the Limited Partners in the Partnership as described in the Prospectus (the "Solicitation"), you should execute and return this Agreement to the REIT at 8010 Roswell Road, Suite 120, Atlanta, Georgia 30350. Upon approval and acceptance of this Agreement by the REIT, this Agreement will take effect.

     2. REPRESENTATIONS AND WARRANTIES OF THE REIT AND YOU.

     A. The REIT represents and warrants to you that:

        (i) The REIT has delivered to you the Prospectus (including all exhibits and supplements thereto), which contains all the information authorized by the REIT to be used in connection with the Solicitation.

        (ii) The Company has been duly organized and is validly existing as a corporation under the laws of the State of Georgia. The Company has the requisite authority to own its properties and conduct its business as described in the Prospectus, and the Company has the requisite power, authority, authorization, approvals and orders to enter into this Agreement and to carry out the provisions and conditions hereof.

        (iii) The Operating Partnership has been duly organized and is validly existing as a limited partnership under the laws of the State of Georgia. The Operating Partnership has the requisite authority to own its properties and conduct its business as described in the Prospectus, and the Operating Partnership has the requisite power, authority, authorization, approvals and orders to enter into this Agreement and to carry out the provisions and conditions hereof.


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        (iv)  The Company is not in violation of its Articles of Incorporation or By-Laws. Neither the execution and delivery of this Agreement, the consummation of the transactions herein contemplated, nor compliance with the terms and conditions hereof will conflict with, or result in a breach of, any of the terms, provisions or conditions of the Articles of Incorporation or By-Laws of the Company, or of any agreement or instrument to which the Company is a party or by which it is bound.

        (v) The Operating Partnership is not in violation of its Agreement of Limited Partnership. Neither the execution and delivery of this Agreement, the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof will conflict with, or result in a breach of, any of the terms, provisions or conditions of such Agreement of Limited Partnership or any agreement or instrument to which the Operating Partnership is a party or by which it is bound.

        (vi) The Units (as such term is defined in the Prospectus), upon the issuance thereof in the merger, will conform to all statements in relation thereto contained in the Prospectus, will be duly and validly authorized and issued and fully paid, and will subject the holders thereof to no liability as such holders except as set forth in the Prospectus; the REIT, upon such issuance, will have an authorized and issued capitalization as set forth in the Prospectus.

     B. You represent and warrant to the REIT that:

        (i) You have been duly organized and are validly existing as a corporation under the laws of the State of Georgia. You have all such power, authority, authorizations, approvals and orders to enter into this Agreement and to carry out the provisions and conditions hereof.

        (ii) You are, and will remain while this Agreement remains in effect, and until all obligations hereunder to you or on your behalf have been satisfied, a member in good standing of the NASD, and duly licensed as a broker-dealer in any state in which you are required to be so licensed in order to conduct the Solicitation in compliance with the terms of the Prospectus.

        (iii) You have not made, and will not make, any representations in connection with the Solicitation other than those set forth in the Prospectus or any amendment thereof or supplement thereto, as approved by the REIT, to any person.

        (iv) You will deliver a Prospectus to each Limited Partner at the time you solicit such Limited Partner's consent.

        (v) You will offer and/or sell the Units pursuant to the Solicitation only to bona fide residents of the State of Georgia, provided that you may contact and deliver Prospectuses to Limited Partners who no longer reside in the State of Georgia to obtain their consent to the merger described in the Prospectus with the express understanding that such Limited Partners will receive in the merger only cash as described in the Prospectus rather than Units.

        (vi) All information furnished to the REIT with respect to you is true and correct and does not omit any material fact required to make such information not misleading.

        (vii) All actions, direct or indirect, by you and your agents, employees and affiliates in connection with the offer and sale of the Units pursuant to this Agreement will conform to Section 3(a)(11) of the Securities Act of 1933, as amended (the "Act"), to Rule 147 of the Regulations promulgated under the Act, and to all applicable state securities laws and regulations.


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     (viii)  You do not have and will not have any authority to execute a transaction in a discretionary account.

     3. COMPENSATION.

     A. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Operating Partnership hereby retains you as exclusive sales agent to conduct the Solicitation, and you agree to use your best efforts to effect such Solicitation. As compensation for such services as solicitation agent, the Operating Partnership agrees to pay you a fee of Fifty Thousand Dollars ($50,000) for your services as described in this Agreement, such fee to be paid whether or not any particular Limited Partner votes affirmatively or negatively on the proposed merger, but only if a majority in interest of the Limited Partners of the Partnership approves the proposed merger.

     B. The foregoing fee shall be paid to you upon the latter of (a) the closing of the merger, or (b) the date on which properly executed ballots from all Limited Partners have been received by the Partnership, provided that if the merger does not receive the requisite approval of the Limited Partners or for any other reason is not closed as contemplated in the Prospectus, such fee shall not be paid and reimbursed, respectively, to you.

     C. The Operating Partnership agrees to pay the costs of the Solicitation, provided that the fee shall be payable to Spalding & Company by the Operating Partnership only as provided above in this Section 3. In no event shall the Partnership or its Limited Partners be required to pay the fee to Spalding & Company or the other expenses of the Solicitation.

     4. SOLICITATION. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, you shall conduct the Solicitation pursuant to, and upon the terms and conditions set forth in, the Prospectus.

     5. COVENANTS OF THE REIT AND YOU.

     A. The REIT covenants and agrees that:

        (i) The REIT will deliver to you such number of copies of the Prospectus or any amendment or supplement thereto approved by the General Partner, with all supplements and exhibits, as you may reasonably request for the purposes contemplated by the Act.

        (ii) If at any time any event occurs as a result of which, in the opinion of the REIT, the Prospectus would include an untrue statement of material fact or, in view of the circumstances under which they were made, omit to state any material fact necessary to make the statements therein not misleading, the REIT will notify you thereof (unless the information shall have been received from you) and will effect the preparation of an amended Prospectus or supplement thereto that will correct such statement or omission. The REIT will deliver to you as many copies of such amended Prospectus or supplement thereto as you may reasonably request, and you will distribute same.

     B. You covenant and agree that you and all of your agents, representatives and employees will:

        (i) comply with all requirements imposed upon you by the Act, by the Regulations thereunder, and by the securities laws and regulations of the State of Georgia, to permit the continuance of the Solicitation, in accordance with the provisions hereof and the Prospectus;


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        (ii)   comply in all respects with Section 3(a)(11) of the Act, Rule 147 promulgated by the Securities and Exchange Commission under the Act, and all applicable state and federal laws and regulations in connection with the offer and sale of the Units pursuant to this Agreement;

        (iii) make offers of Units, pursuant to the terms of the merger as described in the Prospectus, only to bona fide residents of the State of Georgia;

        (iv) comply in all respects with all provisions of subsections 4 and 5 of Section 34 of Article III of the Rules of Fair Practice of the NASD, and in that regard you and all of your agents, representatives and employees will:

               (1) prior to your participation in the Solicitation, review the Prospectus and all other information and materials sufficient for you to conclude that all material facts are adequately and accurately disclosed and provide a basis for evaluating whether to consent to the merger;

               (2) review and discuss with the General Partner certain items regarding the adequacy of disclosure in the Prospectus, including but not limited to

                   (a) items of compensation;

                   (b) physical properties;

                   (c) tax aspects;

                   (d) financial stability and experience of the General
Partner;

                   (e) the conflicts and risk factors in consenting to the merger; and

                   (f) appraisals and other pertinent reports; and

             (3) prior to receiving a consent, inform the Limited Partner of all pertinent facts relating to the liquidity and marketability of the Units.

     6. INDEMNIFICATION.

     A. The Operating Partnership will indemnify you, your officers, directors, agents, employees and attorneys (collectively, the "Spalding Parties") and hold the Spalding Parties and each of them harmless against any losses, claims, damages or liabilities that the Spalding Parties or any of them may suffer insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus or any amendment thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein in light of the circumstances under which they were made not misleading; and will reimburse the Spalding Parties for any legal or other expenses reasonably incurred by the Spalding Parties or any of them in connection with investigating or defending any such action or claim; provided, however, that the Operating Partnership shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any misrepresentation or breach of warranty by you hereunder or an untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus or any amendment thereto in reliance upon and in conformity with information furnished by you.

     B. You agree to indemnify the Operating Partnership, the Partnership, the Company, the General Partner, and their officers, directors, agents, employees and attorneys (collectively, the "Roberts Parties") and hold the Roberts Parties and each of them harmless against any losses,

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claims, damages or liabilities to which the Roberts Parties or any of them may become subject, under (i) the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus or any amendment thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Prospectus or any amendment thereto in reliance upon and in conformity with the information furnished to us by you; or (ii) under the Act or otherwise, for any breach of any of the provisions of paragraph 2(B); or (iii) under the Act or otherwise, for any unauthorized oral or written representations made by you, your agents, employees or affiliates in connection with the Solicitation; or
(iv) any actions, direct or indirect, in connection with the Solicitation by you, your agents, employees or affiliates in violation of Section 3(a)(11) of the Act, Rule 147 issued thereunder, or any applicable state securities laws; and to reimburse the Roberts Parties for any legal or other expenses reasonably incurred by the Roberts Parties in connection with the investigation or defense of any such action or claim.

     7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE MERGER AND PAYMENT. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the date of closing of the merger; and such representations, warranties and agreements shall remain operative and in full force and effect regardless of any investigation made by you or on your behalf, or any controlling person, or by or on behalf of the Roberts Parties or any controlling person, and shall survive the sale of, and payment for, the Units.

     8. TERMINATION OF THIS AGREEMENT. The Operating Partnership shall have the right to withdraw the Solicitation and to terminate this Agreement as provided in the Prospectus, in which event you shall not be paid the fee as provided in
Section 3 above.

     9. NOTICES. All notices provided for by this Agreement shall be made in writing either (i) by actual delivery of the notice into the hands of the parties thereunto entitled, or (ii) by the mailing of the notice in the United States mails to the address, as stated below (or at such other address as may have been designated by written notice), of the party entitled thereto, by certified or registered mail, return receipt requested. The notice shall be deemed to be received in case (i) on the date of its actual receipt by the party entitled thereto; and, in case (ii), two business days after the date of deposit in the United States mails.

     All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to you, shall be mailed or delivered to you at:

        Spalding & Company
        Two Ravinia Drive, Suite 380
        Atlanta, Georgia  30346
        Attention:  Ms. Madeline D. Salter

and if sent to the Operating Partnership, the Partnership, the Company, the General Partner, or Roberts shall be mailed or delivered to:

        Roberts Properties Residential, L.P.
        c/o Charles S. Roberts
        8010 Roswell Road
        Suite 120
        Atlanta, Georgia  30350



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     10. CONSTRUCTION.  This Agreement shall be governed by, subject to, and construed in accordance with the laws of the State of Georgia.

     11. SEVERABILITY. If any portion of this Agreement shall be held invalid or inoperative, then, so far as is reasonable and possible, (i) the remainder of this Agreement shall be considered valid and operative, and (ii) effect shall be given to the intent manifested by the portion held invalid or inoperative.

     12. MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed to be an original, but all of which constitute, collectively, one and the same agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     13. MODIFICATION OR AMENDMENT. This Agreement may not be modified or amended except by written agreement executed by the parties hereto.

     14. NUMBER AND GENDER OF WORDS. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely.

     15. OTHER INSTRUMENTS. The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become necessary or convenient to effectuate and carry out this Agreement.

     16. CAPTIONS. The captions used in this Agreement are for convenience only and shall not be construed in interpreting this Agreement.

     17. PARTIES. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the controlling persons referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

     18. ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties and supersedes any prior understandings or written or oral agreements among them respecting the subject matter hereof.

     If the foregoing correctly sets forth our understanding, please so indicate in the space below for that purpose and return this Agreement to the Operating Partnership at 8010 Roswell Road, Suite 120, Atlanta, Georgia 30350, and, upon approval and acceptance by the REIT and the General Partner, this letter shall constitute a binding agreement among us.

                                         Very truly yours,

                                         ROBERTS PROPERTIES RESIDENTIAL, L.P.,
                                         a Georgia Limited Partnership

                                         By:  Roberts Realty Investors, Inc.,
                                              its General Partner

                                              By: /s/ Charles S. Roberts
                                                  -----------------------------
                                                  Charles S. Roberts, President

                                                  [CORPORATE SEAL]



                      [Executions continue on next page.]

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                                      ROBERTS REALTY INVESTORS, INC., a
                                      Georgia corporation


                                      By:  /s/ Charles S. Roberts
                                           -----------------------------------
                                           Charles S. Roberts, President

                                                 [CORPORATE SEAL]



                                      THE CRESTMARK CLUB, L.P., a Georgia
                                      limited partnership


                                      By:  /s/ Charles S. Roberts
                                           -----------------------------------
                                           Charles S. Roberts, General Partner



Agreed and Accepted:

SPALDING & COMPANY


By:  /s/ Madeline D. Salter
     -----------------------------
     Madeline D. Salter, President



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